REVOLVING CREDIT AGREEMENT

This Revolving Credit Agreement (the "Agreement") is made and entered into by and between the undersigned borrower (the "Borrower") and the undersigned bank (the "Bank") as of the date set forth on the last page of this Agreement.

                                    ARTICLE I. LOANS

   1.1 Revolving Credit Loans. From time to time prior to August 1, 2000 (the "Maturity Date") or the earlier termination hereof, the Borrower may borrow from the Bank solely to fund loans made by Borrower to unrelated third parties up to the aggregate principal amount outstanding at any one time of the lesser of (i) $10,000,000. (the "Loan Amount"), or (ii) the Borrowing Base (defined below). All revolving loans hereunder will be evidenced by a single promissory note of the Borrower payable to the order of the Bank in the principal amount of the Loan Amount (the "Note"). Although the Note will be expressed to be payable in the full Loan Amount, the Borrower will be obligated to pay only the amounts actually disbursed hereunder, together with accrued interest on the outstanding balance at the rates and on the dates specified therein and such other charges provided for herein. In the event that the principal amount outstanding under the Note exceeds the Borrowing Base at any time, the Borrower will immediately, without request, prepay an amount sufficient to eliminate such excess.

   1.2 Borrowing Base. The Borrowing Base will be an amount equal to 40% of the unpaid and outstanding principal amount of Eligible Loans. The Borrower will provide the Bank with a monthly Borrowing Base compliance certificate in a form acceptable to the Bank by the 20th date of each month, and at such other times as Bank may request. The terms used in this Section 1.2 will have the meanings set forth in a supplement entitled "Financial Definitions," a copy of which the Borrower acknowledges having received with this Agreement and which is incorporated herein by reference.

   1.3 Advances and Paying Procedure. The Bank is authorized and directed to credit any of the Borrower's accounts with the Bank (or to the account the Borrower designates in writing) for all loans made hereunder, and the Bank is authorized to debit such account or any other account of the Borrower with the Bank for the amount of any principal or interest due under the Note or other amount due hereunder on the due date with respect thereto. The Borrower shall request loans by written notice, or by telephonic notice confirmed in writing, to the Bank not later than 2 p.m. on the proposed borrowing date, specifying the amount thereof. In the event of any inconsistency between the telephonic notice and the written confirmation thereof, the telephonic notice shall control.

   1.4 Commitment Fee. The Borrower will pay the Bank a one-time commitment fee of $50,000 either prior to or contemporaneously with execution of this Agreement. This fee is in addition to all other fees, expenses and other amounts due hereunder.

   1.5 Loan Facility Fee. The Borrower will pay a loan facility fee equal to .25% per annum of the difference between the Loan Amount and the unpaid principal amount of the Note outstanding from time to time, payable quarterly, in arrears, on the last business day of each third calendar month, and at maturity. The loan facility fee is payable for the entire period that this Agreement is in effect, regardless of whether any amounts are outstanding hereunder at any given time.

   1.6 Expenses and Attorneys' Fees. The Borrower will reimburse the Bank and any Participant (defined below) for all attorneys' fees and all other costs, fees and out-of-pocket disbursements (including fees and disbursements of both inside counsel and outside counsel) incurred by the Bank or any Participant in connection with the preparation, execution, delivery, administration, defense and enforcement of this Agreement or any of the other Loan Documents (defined below), including fees and costs related to any waivers or amendments with respect thereto (examples of costs and fees include but are not limited to fees and costs for: filing, perfecting or confirming the priority of the Bank's lien, title searches or insurance, appraisals, environmental audits and other reviews related to the Borrower, any collateral or the loans, if requested by the Bank). The Borrower will also reimburse the Bank and any Participant for all costs of collection before and after judgment, and the costs of preservation and/or, liquidation of any collateral (including fees and disbursements of both inside and outside counsel).

     1.7  Compensating Balances. Intentionally omitted.

   1.8 Conditions to Borrowing. The Bank will not be obligated to make (or continue to make) advances hereunder unless (i) the Bank has received executed originals of the Note and all other documents or agreements applicable to the loans described herein, including but not limited to the documents specified in
Article III (collectively with this Agreement the "Loan Documents"), in form and content satisfactory to the Bank; (ii) the Bank has received confirmation satisfactory to it that the Bank has a properly perfected security interest, mortgage or lien, with the proper priority; (iii) the Bank has received Collateral (as defined in the Business Security Agreement between Borrower and Bank dated even date herewith (the "Security Agreement")) in form and substance satisfactory to Bank as provided in Section 2.7 of the Security Agreement; (iv) the Bank has received certified copies of the Borrower's Articles of Incorporation and By-Laws, certification of corporate status satisfactory to the Bank and all other relevant documents; (v) the Bank has received a certified copy of a resolution or authorization in form and content satisfactory to the Bank authorizing the loan and all acts contemplated by this Agreement and all related documents, and confirmation of proper authorization of all guaranties and other acts of third parties contemplated hereunder; (vi) the Bank has been provided with an Opinion of the Borrower's counsel in form and content satisfactory to the Bank confirming the matters outlined in Section 2.2 and such other matters as the Bank requests; (vii) no default exists under this Agreement or under any other Loan Documents, or under any other agreements by and between the Borrower or Guarantor and the Bank; and (viii) all proceedings taken in connection with the transactions contemplated by this Agreement (including any required environmental assessments), and all instruments, authorizations and other documents applicable thereto, are satisfactory to the Bank and its counsel.

                         ARTICLE II. WARRANTIES AND COVENANTS

While any part of the credit granted to the Borrower under this Agreement or the other Loan Documents is available or any obligations under any of the Loan Documents are unpaid or outstanding, the Borrower continuously warrants and agrees as follows:

   2.1 Accuracy of Information. All information, certificates or statements given to the Bank pursuant to this Agreement and the other Loan Documents will be true and complete when given.

   2.2 Organization and Authority; Litigation. If the Borrower is a corporation or partnership, the Borrower is a validly existing corporation or partnership (as applicable) in good standing under the laws of its state of organization, and has all requisite power and authority, corporate or otherwise, and possesses all licenses necessary, to conduct its business and own its properties. The execution, delivery and performance of this Agreement and the other Loan Documents (i) are within the Borrower's power; (ii) have been duly authorized by proper corporate or partnership action (as applicable); (iii) do not require the approval of any governmental agency, other entity or person; and (iv) will not violate any law, agreement or restriction by which the Borrower is bound. This Agreement and the other Loan Documents are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms. There is no litigation or administrative proceeding threatened or pending against the Borrower which would, if adversely determined, have a material adverse effect on the Borrower's financial condition or its property.

   2.3 Existence; Business Activities; Assets. The Borrower will (i) preserve its corporate or partnership (as applicable) existence, rights and franchises;
(ii) not make any material change in the nature or manner of its business activities; (iii) not liquidate, dissolve, merge or consolidate with or into another entity; (iv) not form or acquire any subsidiary or the ownership interest in any entity without the Bank's prior written consent (v) not sell, lease, transfer or otherwise dispose of all or any substantial part of its assets and (vi) provide copies of the Borrower's underwriting standards and policies and will not change or deviate from the same without ten day's prior written notice to the Bank.

   2.4 Use of Proceeds; Margin Stock; Speculation. Advances by the Bank hereunder will be used exclusively by the Borrower for working capital and other regular and valid purposes. The Borrower will not, without the prior written consent of the Bank, redeem, purchase, or retire any of the capital stock or declare or pay any dividends, or make any other payments or distributions of a similar type or nature. The Borrower will not use any of the loan proceeds to purchase or carry "margin" stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System). No part of any of the proceeds will be used for speculative investment purposes, including, without limitation, speculating or hedging in the commodities and/or futures market.

   2.5 Environmental Matters. Except as disclosed in a written schedule attached to this Agreement (if no schedule is attached, there are no exceptions), there exists no uncorrected violation by the Borrower of any federal, state or local laws (including statutes, regulations, ordinances or other governmental restrictions and requirements) relating to the discharge of air pollutants, water pollutants or process waste water or otherwise relating to the environment or Hazardous Substances as hereinafter defined, whether such laws currently exist or are enacted in the future (collectively "Environmental Laws"). The term "Hazardous Substances" will mean any hazardous or toxic wastes, chemicals or other substances, the generation, possession or existence of which is prohibited or governed by any Environmental Laws. The Borrower is not subject to any judgment, decree, order or citation, or a party to (or threatened with) any litigation or administrative proceeding, which asserts that the Borrower (i) has violated any Environmental Laws; (ii) is required to clean up, remove or take remedial or other action with respect to any Hazardous Substances (collectively "Remedial Action"); or (iii) is required to pay all or a portion of the cost of any Remedial Action, as a potentially responsible party. Except as disclosed on the Borrower's environmental questionnaire provided to the Bank, there are not now, nor to the Borrower's knowledge after reasonable investigation have there ever been, any Hazardous Substances (or tanks or other facilities for the storage of Hazardous Substances) stored, deposited, recycled or disposed of on, under or at any real estate owned or occupied by the Borrower during the periods that the Borrower owned or occupied such real estate, which if present on the real estate or in soils or ground water, could require Remedial Action. To the Borrower's knowledge, there are no proposed or pending changes in Environmental Laws which would adversely affect the Borrower or its business, and there are no conditions existing currently or likely to exist while the Loan Documents are in effect which would subject the Borrower to Remedial Action or other liability. The Borrower currently complies with and will continue to timely comply with all applicable Environmental Laws; and will provide the Bank, immediately upon receipt, copies of any correspondence, notice, complaint, order or other document from any source asserting or alleging any circumstance or condition which requires or may require a financial contribution by the Borrower or Remedial Action or other response by or on the part of the Borrower under Environmental Laws, or which seeks damages or civil, criminal or punitive penalties from the Borrower for an alleged violation of Environmental Laws.

   2.6 Compliance with Laws. The Borrower has complied and will at all times comply with all laws applicable to its business and its properties, and has and will at all times maintain all permits, licenses and approvals required by such laws, copies of which have been provided to the Bank.

   2.7 Restriction on Indebtedness. The Borrower will not create, incur, assume or have outstanding any indebtedness for borrowed money (including capitalized leases) except (i) any indebtedness owing to the Bank, (ii) indebtedness owed to BNCCORP, Inc. the payment of which is fully subordinated, in a manner satisfactory to the Bank, to the prior payment of all indebtedness of the Borrower to the Bank and (iii) any other indebtedness outstanding on the date hereof, and shown on the Borrower's financial statements delivered to the Bank prior to the date hereof, provided that such other indebtedness will not be increased.

   2.8 Restriction on Liens. The Borrower will not create, incur, assume or permit to exist any mortgage, pledge, encumbrance or other lien or levy upon or security interest in any of the Borrower's property now owned or hereafter acquired, except (i) taxes and assessments which are either not delinquent or which are being contested in good faith with adequate reserves provided; (ii) easements, restrictions and minor title irregularities which do not, as a practical matter, have an adverse effect upon the ownership and use of the affected property; (iii) liens in favor of the Bank; and (iv) other liens disclosed in writing to the Bank prior to the date hereof .

   2.9 Restriction on Contingent Liabilities. The Borrower will not guarantee or become a surety or otherwise contingently liable for any obligations of others, except pursuant to the deposit and collection of checks and similar matters in the ordinary course of business.

   2.10 Insurance. The Borrower will maintain insurance to such extent, covering such risks and with such insurers as is usual and customary for businesses operating similar properties, and as is satisfactory to the Bank, including insurance for fire and other risks insured against by extended coverage, public liability insurance and workers' compensation insurance; and will designate the Bank as loss payee with a "Lender's Loss Payable" endorsement on any casualty policies and take such other action as the Bank may reasonably request to ensure that the Bank will receive (subject to no other interests) the insurance proceeds on the Bank's collateral.

   2.11 Taxes and Other Liabilities. The Borrower will pay and discharge, when due, all of its taxes, assessments and other liabilities, except when the payment thereof is being contested in good faith by appropriate procedures which will avoid foreclosure of liens securing such items, and with adequate reserves provided therefor.

   2.12 Financial Statements and Reporting. The financial statements and other information previously provided to the Bank or provided to the Bank in the future are or will be complete and accurate and prepared in accordance with generally accepted accounting principles. There has been no material adverse change in the Borrower's financial condition since such information was provided to the Bank. The Borrower will (i) maintain accounting records in accordance with generally accepted accounting principles consistently applied throughout the accounting periods involved; (ii) without request, provide the Bank with the minutes of each monthly loan portfolio review meeting by the 20th date of each month; (iii) provide the Bank with such information concerning its business affairs and financial condition (including insurance coverage) the Bank may request; and (iv) without request, provide the Bank with management-prepared financial statements quarterly within 20 days of the end of each quarter and annually within 60 days of the end of each fiscal year.

   2.13 Inspection of Properties and Records; Fiscal Year. The Borrower will permit representatives of the Bank to visit and inspect any of the properties and examine any of the books and records of the Borrower twice in any one fiscal year, at Borrower's sole expense, and at any reasonable time and as often as the Bank may reasonably desire. The Borrower will not change its fiscal year.

   2.14  Financial Status. The Borrower will maintain at all times:

        (i) a ratio of Loan Loss Reserves to Total Loans of at least (w) 1 % as of December 31, 1998 and thereafter through June 29, 1999; (x) 1.1% as of June 30, 1999 and thereafter through December 30, 1999; (y) 1.3% as of December 31, 1999 and thereafter through June 29, 2000; and (z) 1.5% as of June 30, 2000 and thereafter.

        (ii) a ratio of Nonperforming Loans plus Other Real Estate to Effective Capital of not greater than 10%.

        (iii)a ratio of Total Tangible Equity to Total Loans of at least 10%.

        (iv) an Interest Coverage Ratio of not less than 1.25: 1.

The terms used in this Section 2.14 will have the meanings set forth in a supplement entitled "Financial Definitions," a copy of which the Borrower hereby acknowledges having received with this Agreement and which is incorporated herein by reference.

   2.15  Paid-In-Full Period. Intentionally omitted.

                        ARTICLE III. COLLATERAL AND GUARANTIES

    3.1 Collateral. This Agreement and the Note are secured by any and all security interests, pledges, mortgages or liens now or hereafter in existence granted to the Bank to secure indebtedness of the Borrower to the Bank, including without limitation the Security Agreement.

   3.2 Guaranties. This loan is guaranteed by BNCCORP, Inc.

    3.3 Credit Balances; Setoff. As additional security for the payment of the obligations described in the Loan Documents and any other obligations of the Borrower to the Bank of any nature whatsoever (collectively the "Obligations"), the Borrower hereby grants to the Bank a security interest in, a lien on and an express contractual right to set off against all depository account balances, cash and any other property of the Borrower now or hereafter in the possession of the Bank and the right to refuse to allow withdrawals from any account (collectively "Setoff"). The Bank may, at any time upon the occurrence of a default hereunder (notwithstanding any notice requirements or grace/cure periods under this or other agreements between the Borrower and the Bank), Setoff against the Obligations whether or not the Obligations (including future installments) are then due or have been accelerated, all without any advance or contemporaneous notice or demand of any kind to the Borrower, such notice and demand being expressly waived.

    The omission of any reference to an agreement will not affect the validity or enforceability thereof. The rights and remedies of the Bank outlined in this Agreement and the documents identified above are intended to be cumulative.

                                      ARTICLE IV. DEFAULTS

   4.1 Defaults. Notwithstanding any cure periods described below, the Borrower will immediately notify the Bank in writing when the Borrower obtains knowledge of the occurrence of any default specified below. Regardless of whether the Borrower has given the required notice, the occurrence of one or more of the following will constitute a default:

             (a) Nonpayment. The Borrower shall fail to pay (i) any interest due on the Note or any fees, charges, costs or expenses under the Loan Documents by 5 days after the same becomes due; or (ii) any principal amount of the Note when due.

             (b) Nonperformance. The Borrower or any guarantor of Borrower's Obligations to the Bank ("Guarantor") shall fail to perform or observe any agreement, term, provision, condition, or covenant (other than a default occurring under (a), (c), (d), (e), (f) or (g) of this Section 4.1) required to be performed or observed by the Borrower or any Guarantor hereunder or under any other Loan Document or other agreement with or in favor of the Bank.

             (c) Misrepresentation. Any financial information, statement, certificate, representation or warranty given to the Bank by the Borrower or any Guarantor (or any of their representatives) in connection with entering into this Agreement or the other Loan Documents and/or any borrowing thereunder, or required to be furnished under the terms thereof, shall prove untrue or misleading in any material respect (as determined by the Bank in the exercise of its judgment) as of the time when given.

             (d) Default on Other Obligations. The Borrower or any Guarantor shall be in default under the terms of any loan agreement, promissory note, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any indebtedness owing by the Borrower or any Guarantor to the Bank or any indebtedness in excess of $10,000 owing by the Borrower to any third party, and the period of grace, if any, to cure said default shall have passed.

             (e) Judgments. Any judgment shall be obtained against the Borrower or any Guarantor which, together with all other outstanding unsatisfied judgments against the Borrower (or such Guarantor), shall exceed the sum of $10,000 and shall remain unvacated, unbonded or unstayed for a period of 30 days following the date of entry thereof.

             (f) Inability to Perform; Bankruptcy/Insolvency. (i) The Borrower or any Guarantor shall die or cease to exist; or (ii) any Guarantor shall attempt to revoke any guaranty of the Obligations described herein, or any guaranty becomes unenforceable in whole or in part for any reason; or (iii) any bankruptcy, insolvency or receivership proceedings, or an assignment for the benefit of creditors, shall be commenced under any Federal or state law by or against the Borrower or any Guarantor; or (iv) the Borrower or any Guarantor shall become the subject of any out-of-court settlement with its creditors; or
(v) the Borrower or any Guarantor is unable or admits in writing its inability to pay its debts as they mature.

             (g) Adverse Change; Insecurity. (i) There is a material adverse change in the business, properties, financial condition or affairs of the Borrower or any Guarantor, or in any collateral securing the Obligations; or
(ii) the Bank in good faith deems itself insecure.

             (h) Change in Ownership. The Guarantor fails to own beneficially at least 100% of the outstanding common stock of the Borrower, BNC National Bank or BNC National Bank of Minnesota.

   4.2 Termination of Loans; Additional Bank Rights. Upon the Maturity Date or the occurrence of any of the events identified in Section 4.1, the Bank may at any time (notwithstanding any notice requirements or grace/cure periods under this or other agreements between the Borrower and the Bank) (i) immediately terminate its obligation, if any, to make additional loans to the Borrower; (ii) Setoff; and/or (iii) take such other steps to protect or preserve the Bank's interest in any collateral, including without limitation, notifying account debtors to make payments directly to the Bank, advancing funds to protect any collateral and insuring collateral at the Borrower's expense; all without demand or notice of any kind, all of which are hereby waived.

   4.3 Acceleration of Obligations. Upon the Maturity Date or the occurrence of any of the events identified in Sections 4.1(a) through 4.1(e), 4.1(g) and 4.1(h), and the passage of any applicable cure periods, the Bank may at any time thereafter, by written notice to the Borrower, declare the unpaid principal balance of any Obligations, together with the interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, to be immediately due and payable; and the unpaid balance will thereupon be due and payable, all without presentation, demand, protest or further notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents. Upon the occurrence of any event under Section 4.1(f), the unpaid principal balance of any Obligations, together with all interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, will thereupon be immediately due and payable, all without presentation, demand, protest or notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents. Nothing contained in Section 4.1, Section
4.2 or this section will limit the Bank's right to Setoff as provided in Section
3.3 or otherwise in this Agreement.

   4.4 Other Remedies. Nothing in this Article IV is intended to restrict the Bank's rights under any of the Loan Documents or at law, and the Bank may exercise all such rights and remedies as and when they are available.

                                ARTICLE V. OTHER TERMS

   5.1 Financial Definitions Supplement. If a Borrowing Base or covenants regarding financial status apply to this loan, the "Financial Definitions" Supplement identified in Sections 1.2 and 2.14 of this Agreement is hereby incorporated into this Agreement. The Borrower acknowledges receiving a copy of such Supplement.

    5.2 Additional Terms; Addendum/Supplements. Intentionally omitted.

                               ARTICLE VI. MISCELLANEOUS

   6.1 Delay; Cumulative Remedies. No delay on the part of the Bank in exercising any right, power or privilege hereunder or under any of the other Loan Documents will operate as a waiver thereof, nor will any single or partial exercise of any right, power or privilege hereunder preclude other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein specified are cumulative and are not exclusive of any rights or remedies which the Bank would otherwise have.
   6.2 Relationship to Other Documents. The warranties, covenants and other obligations of the Borrower (and the rights and remedies of the Bank) that are outlined in this Agreement and the other Loan Documents are intended to supplement each other. In the event of any inconsistencies in any of the terms in the Loan Documents, all terms will be cumulative so as to give the Bank the most favorable rights set forth in the conflicting documents, except that if there is a direct conflict between any preprinted terms and specifically negotiated terms (whether included in an addendum or otherwise), the specifically negotiated terms will control.

   6.3 Participations; Guarantors. The Bank may, at its option, sell all or any interests in the Note and other Loan Documents to other financial institutions (the "Participant"), and in connection with such sales (and thereafter) disclose any financial information the Bank may have concerning the Borrower or any Guarantor to any such Participant or potential Participant. From time to time, the Bank may, in its discretion and without obligation to the Borrower, any guarantor or any other third party, disclose information about the Borrower and this loan to any guarantor, surety or other accommodation party. This provision does not obligate the Bank to supply any information or release the Borrower from its obligation to provide such information, and the Borrower agrees to keep all Guarantors advised of its financial condition and other matters which may be relevant to the Guarantors' obligations to the Bank.

    6.4 Successors. The rights, options, powers and remedies granted in this Agreement and the other Loan Documents will extend to the Bank and to its successors and assigns, will be binding upon the Borrower and its successors and assigns and will be applicable hereto and to all renewals and/or extensions hereof.

    6.5 Indemnification. Except for harm arising from the Bank's willful misconduct, the Borrower hereby indemnifies and agrees to defend and hold the Bank harmless from any and all losses, costs, damages, claims and expenses of any kind suffered by or asserted against the Bank relating to claims by third parties arising out of the financing provided under the Loan Documents or related to any collateral (including, without limitation, the Borrower's failure to perform its obligations relating to Environmental Matters described in
Section 2.5 above). This indemnification and hold harmless provision will survive the termination of the Loan Documents and the satisfaction of the Obligations due the Bank.

    6.6 Notice of Claims Against Bank; Limitation of Certain Damages. In order to allow the Bank to mitigate any damages to the Borrower from the Bank's alleged breach of its duties under the Loan Documents or any other duty, if any, to the Borrower, the Borrower agrees to give the Bank immediate written notice of any claim or defense it has against the Bank, whether in tort or contract, relating to any action or inaction by the Bank under the Loan Documents, or the transactions related thereto, or of any defense to payment of the Obligations for any reason. The requirement of providing timely notice to the Bank represents the parties' agreed-to standard of performance regarding claims against the Bank. Notwithstanding any claim that the Borrower may have against the Bank, and regardless of any notice the Borrower may have given the Bank, the Bank will not be liable to the Borrower for consequential and/or special damages arising therefrom, except those damages arising from the Bank's willful misconduct.

    6.7 Notices. Although any notice required to be given hereunder or under any of the other Loan Documents might be accomplished by other means, notice will always be deemed given when placed in the United States Mail, with postage prepaid, or sent by overnight delivery service, or sent by telex or facsimile, in each case to the address set forth below or as amended.

    6.8 Payments. Payments due under the Note and other Loan Documents will be made in lawful money of the United States without setoff or counterclaim, and the Bank is authorized to charge payments due under the Loan Documents against any account of the Borrower. All payments may be applied by the Bank to principal, interest and other amounts due under the Loan Documents in any order which the Bank elects.

    6.9 Applicable Law and Jurisdiction; Interpretation; Joint Liability. This Agreement and all other Loan Documents will be governed by and interpreted in accordance with the internal laws of the state where the Bank's main office is located, except to the extent superseded by Federal law. Invalidity of any provisions of this Agreement will not affect any other provision. THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION WHERE THE BANK'S OFFICE WHICH IS DESIGNATED IN THE NOTE AS THE PLACE FOR PAYMENT IS LOCATED (OR IN THE ABSENCE OF SUCH DESIGNATION, THE BANK'S MAIN OFFICE), AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE NOTE, THE COLLATERAL, ANY OTHER LOAN DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR


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INTERPRETATION  OF ANY OF THE  FOREGOING.  Nothing herein will affect the Bank's rights to serve process in any manner permitted by law, or limit the Bank's right to bring proceedings against the Borrower in the competent courts of any other jurisdiction or jurisdictions. This Agreement, the other Loan Documents and any amendments hereto (regardless of when executed) will be deemed effective and accepted only upon the Bank's receipt of the executed originals thereof. If there is more than one Borrower, the liability of the Borrowers will be joint and several, and the reference to "Borrower" will be deemed to refer to all Borrowers.

    6.10  Copies;   Entire   Agreement;   Modification.   The  Borrower   hereby
acknowledges  the  receipt  of a copy  of this  Agreement  and  all  other  Loan
Documents.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE SHALL ALSO BE EFFECTIVE WITH RESPECT TO ALL OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN YOU AND THE BANK. A MODIFICATION OF ANY OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN YOU AND THE BANK, WHICH OCCURS AFTER RECEIPT BY YOU OF THIS NOTICE, MAY BE MADE ONLY BY ANOTHER WRITTEN INSTRUMENT. ORAL OR IMPLIED MODIFICATIONS TO SUCH CREDIT AGREEMENTS ARE NOT ENFORCEABLE AND SHOULD NOT BE RELIED UPON.

    6.11 Waiver of Jury Trial. THE BORROWER AND THE BANK HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. THE BORROWER AND THE BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

IN WITNESS WHEREOF, the undersigned have executed this REVOLVING CREDIT AGREEMENT as of August 14, 1998.



                                                    BNC FINANCIAL CORPORATION,
                                                    a Delaware corporation.

                                         By: /s/ Jeffrey Reed
                                         Name and Title: Jeffrey Reed, President


                                                    FIRSTAR BANK MILWAUKEE, N.A.

                                          By: /s/ Lynn Hebel
                                      Name and Title: Lynn Hebel, Vice President

Borrower Address:

4150 South Second Street
Suite 350
St. Cloud, MN 56301

Borrower Telephone No.:

  320-259-0500





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                                  FINANCIAL DEFINITIONS
                                            To
                                Revolving Credit Agreement

      (a) "Assets" means the sum of all assets including Loan Loss Reserves of the Borrower determined in accordance with generally accepted accounting principles, consistently applied.

      (b) "Borrower" means BNC Financial Corporation.

      (c)  "Effective  Capital" means Total  Tangible  Equity plus  Subordinated
Debt.

      (d) "Eligible Loans" means the sum of those loans (i) less than 90 days past due, (ii) not classified as "non-accrual" or "renegotiated" as reported to the applicable regulatory agency for finance companies or bank holding companies; (iii) pledged to the Bank with the applicable note or chattel paper has been properly endorsed in blank and delivered to the Bank and upon which the Bank has a first priority lien (iv) for which all representations and warranties in the Revolving Credit Agreement and the Security Agreement are true and correct; (v) payable in U.S. dollars; (vi) owing by U.S. residents, (vii) originated and maintained in accordance with all applicable laws; and (viii) originated in accordance with the Borrower's underwriting standards and policies heretofore delivered to the Bank (or such revised standards and policies as the Bank has consented to in writing) without giving effect an any exceptions to such standards and policies.

      (e) "Interest Coverage Ratio" means the relationship, expressed as a numerical ration, between:

           (i) the sum of [A] Net Earnings, [B] interest expense, and [C] income tax expense;
and

           (ii)        interest expense;

all as determined without duplication in accordance with generally accepted accounting principles for Borrower for the 12-month period preceding the date of determination.

      (f) "Loan Loss  Reserves"  means the loan loss reserves of the Borrower as
reported  in  accordance   with  generally   accepted   accounting   principles,
consistently applied, in the most recent financial statements of the Borrower.

      (g) "Net Earnings" means the excess of:

           (i) all revenues and income  derived from  operations in the ordinary
course  of  business  (excluding   extraordinary  gains  and  profits  upon  the
disposition of investments and fixed assets),

over

           (ii) all expenses and other proper charges against income (including payment or provision for all applicable income and other taxes, but excluding extraordinary losses and losses upon the disposition of investments and fixed assets), all as determined in accordance with generally accepted accounting principles, applied on a consistent basis to Borrower

             (h) "Nonperforming Loans" means the sum of those loans 90 days or more past due and those loans classified as "non-accrual" or "renegotiated" as reported in accordance with generally accepted accounting principles, consistently applied, in the most recent financial statements of the Borrower.

      (i) "Other Real Estate" means the value of all real estate owned by the Borrower, as reported in accordance with generally accepted accounting principles, consistently applied, in the most recent financial statements of the Borrower.

      (j) "Primary Capital" means the sum of Total Tangible Equity and Loan Loss Reserves.

      (k) "Regulatory Authority" means any state, federal or other authority, agency or instrumentality including, without limitation, the Comptroller of the Currency, Federal Deposit Insurance Corporation, Federal Reserve Board, Federal Trade Commission, and Office of Thrift Supervision, responsible for examination and oversight of the Borrower.

      (l) "Subordinated Debt" means indebtedness of the Borrower to BNCCORP, Inc., the payment of which is fully subordinated, in a manner satisfactory to the Bank, to the prior payment of all indebtedness of the Borrower to the Bank.

      (m) "Total Loans" means the aggregate outstanding principal amount of all loans shown as Assets of the Borrower as reported in accordance with generally accepted accounting principles, consistently applied, in the most recent financial statements of the Borrower.

      (n) "Total Tangible Equity" means the total amount of the capital stock, surplus and undivided profits accounts less intangibles, all of which will be determined in accordance with generally accepted accounting principles, consistently applied.




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